UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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REMY INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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Filed by Remy International, Inc.

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Remy International, Inc.

Commission File No.: 001-13683

This filing consists of:

1.	An email announcement from Jay Pittas , Chief Executive Officer and President of Remy International, Inc. (“Remy”) to all Remy employees, sent July 13, 2015, informing them that Remy and BorgWarner Inc. entered into a definitive merger agreement (the “Proposed Merger”).

2.	Employee Q&As regarding the Proposed Merger, dated July 13, 2015.

3.	Speaking points sent to Remy executives regarding the Proposed Merger, dated July 13, 2015.

1.

To All Remy International Employees:

Today we announced an exciting new chapter for our business. BorgWarner has entered into a definitive agreement to acquire Remy International, Inc. This is good news for Remy, good news for our shareholders, and good news for our employees.

We are joining forces with a global organization that can create opportunities for us that we could not create alone. They are one of the world’s most respected tier one original equipment providers and count every major vehicle manufacturer in the world among their customers.

The combined organization will open the door to new opportunities for our product portfolio. Our technical capabilities and products are a perfect fit with their engine and drivetrain solutions. BorgWarner specializes in original equipment and has an aftermarket business that they continue to grow. They will work with us to find the best ways to move our combined and complementary businesses forward in all markets. We share a focus on market trends and vision for the future. Together, we will be a more significant competitor.

BorgWarner appreciates the equity established in our flagship brands, Remy and Delco Remy, as well as the value of our newly acquired brands. They will continue those identities in the market segments where it is advantageous, and evaluate all segments carefully to maintain clarity of company, brand and product distinctions.

This is an opportunity for us to join a global company – a proven, winning organization that is excited to assimilate our teams and talent. They welcome our expertise and experience, knowing we can contribute to their success, as they will to ours.

Integration will take time. We must remain open-minded and continue to communicate openly. We will keep you informed as the process evolves. For now please continue business as usual. We cannot begin to integrate functions until the transaction receives regulatory approvals. Subject to the receipt of regulatory approvals, the approval of Remy’s stockholders and the satisfaction of other customary closing conditions, we expect the deal to close in the fourth quarter.

Please continue to perform with the same passion and pride that has driven our success, a resurgence that seemed unattainable a short time ago. I sincerely believe that this is the beginning of a new era of success for our products and our employees.

Jay Pittas

CEO and President

Cautionary Statements Regarding Forward-Looking Information

Some of the statements contained in the document above with respect to Remy International, Inc. (the “Company”) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995.

These statements include declarations regarding intents, beliefs, estimates and current expectations of the Company. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue,” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such estimates, assumptions, risks, uncertainties and other factors include, but are not limited to, those related to (i) the likelihood that the transaction is consummated on a timely basis or at all, including whether government approvals sought in connection with the transaction will be obtained (or obtained within the time periods anticipated) and whether the other conditions required to complete the transaction will be met (or met within the time periods anticipated), (ii) whether the expected benefits of the transaction will be realized, (iii) the risk that, and uncertainty as to whether, costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, suppliers and other counterparties) related to the transaction may be greater than expected, and (iv) future financial results and liquidity, (v) development of new products and services, (vi) the effect of competitive products or pricing, (vii) the effect of commodity and raw material prices, (viii) the impact of supply chain cost management initiatives, (ix) restructuring risks, (x) customs duty claims, (xi) litigation uncertainties and warranty claims, (xii) conditions in the automotive industry, (xiii) foreign currency fluctuations, (xiv) costs related to re-sourcing and outsourcing products and (xv) the effect of economic conditions.

These forward-looking statements are also qualified by, and should be read together with the “Special note regarding forward-looking statements”, the “Risk Factors” and the other statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q, in each case as filed with the Securities and Exchange Commission (SEC) and available at www.sec.gov, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in the communication above.

Any forward-looking statements speak only as to the date this communication, and the Company does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events except as otherwise required by law. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible for the Company to assess the impact of any such factor on its business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by BorgWarner Inc. In connection with the proposed acquisition, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. Such documents are not currently available.

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

2.

Remy International and BorgWarner: Questions and Answers

Q: Is this an acquisition or a merger?

A: BorgWarner has entered into a definitive agreement to acquire Remy International, Inc. It is an acquisition.

Q: Why did Remy International decide to sell to BorgWarner?

A: BorgWarner is one of the most respected tier one original equipment providers in the industry. They count every major vehicle manufacturer in the world among their customers. By combining resources with BorgWarner, we are joining forces with a global organization that can give us immediate opportunities we would not have on our own.

The combined organization will open the door to new opportunities for our product portfolio. Our strengths, manufacturing capabilities, and products are a perfect fit with their engine and drivetrain solutions.

The combination of the facilities, products and intellectual capital of the two complementary organizations will result in a more significant competitor.

Q: What are the advantages for BorgWarner in the acquisition?

A: We will strengthen BorgWarner’s competitive position across the spectrum of powertrain electrification. This is our expertise and manufacturing capability. Vehicle electrification is growing and will continue to do so.

BorgWarner specializes in original equipment and has an aftermarket business that they continue to grow. They will work with us to find the best ways to move our combined businesses forward in all markets. This complementary transaction is a smart business move for both companies. Our expertise in rotating electrics and advanced electrification technologies is a perfect fit with their engine and drivetrain solutions.

Q: Will we keep our brands?

A: BorgWarner appreciates the equity established in our flagship brands, Remy and Delco Remy, as well as the value of our newly acquired brands. They will continue those identities in the market segments where it is advantageous, and evaluate all segments carefully to maintain clarity of company, brand and product distinctions.

Q: How will employees be affected?

A: We understand that you are feeling both uncertainty and excitement. Integration will take time. Subject to the receipt of regulatory approvals, the approval of Remy’s stockholders and the satisfaction of other customary closing conditions, we expect the deal to close in the fourth quarter. We must conduct business as usual, remain open-minded, and continue to communicate openly. We will keep all of you informed as the process evolves.

Q: Will our leadership change?

A: Subject to the receipt of regulatory approvals, the approval of Remy’s stockholders and the satisfaction of other customary closing conditions, we expect the transaction to become final in the fourth quarter. Leadership will remain in place and stay focused on delivering business results. We will keep you apprised of specific changes in leadership as integration takes place and changes occur. Until this transaction receives regulatory approval, the companies will continue to operate separately and it will be business as usual.

Q: How will these changes affect our work?

A: This will be determined over time. Remy and BorgWarner will share many best practices and processes. BorgWarner is focused on fuel economy, emissions and performance. Our advanced electrification engineers have collaborated with BorgWarner teams for several years. There are strong cultural, business, and technology synergies.

Q: How does this affect my Remy International stock?

A: Shareholders will receive cash for all outstanding shares.

Cautionary Statements Regarding Forward-Looking Information

Some of the statements contained in the document above with respect to Remy International, Inc. (the “Company”) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995.

These statements include declarations regarding intents, beliefs, estimates and current expectations of the Company. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue,” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such estimates, assumptions, risks, uncertainties and other factors include, but are not limited to, those related to (i) the likelihood that the transaction is consummated on a timely basis or at all, including whether government approvals sought in connection with the transaction will be obtained (or obtained within the time periods anticipated) and whether the other conditions required to complete the transaction will be met (or met within the time periods anticipated), (ii) whether the expected benefits of the transaction will be realized, (iii) the risk that, and uncertainty as to whether, costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, suppliers and other counterparties) related to the transaction may be greater than expected, and (iv) future financial results and liquidity, (v) development of new products and services, (vi) the effect of competitive products or pricing, (vii) the effect of commodity and raw material prices, (viii) the impact of supply chain cost management initiatives, (ix) restructuring risks, (x) customs duty claims, (xi) litigation uncertainties and warranty claims, (xii) conditions in the automotive industry, (xiii) foreign currency fluctuations, (xiv) costs related to re-sourcing and outsourcing products and (xv) the effect of economic conditions.

These forward-looking statements are also qualified by, and should be read together with the “Special note regarding forward-looking statements”, the “Risk Factors” and the other statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q, in each case as filed with the Securities and Exchange Commission (SEC) and available at www.sec.gov, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in the document above.

Any forward-looking statements speak only as to the date this communication, and the Company does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events except as otherwise required by law. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible for the Company to assess the impact of any such factor on its business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by BorgWarner Inc. In connection with the proposed acquisition, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A. STOCKHOLDERS OF

THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. Such documents are not currently available.

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.

3.

•	BorgWarner has entered into a definitive agreement to acquire Remy International, Inc. BorgWarner is one of the world’s most respected tier one original equipment providers. Every major vehicle manufacturer in the world is a BorgWarner customer.

•	Our technical capabilities and products are a complementary fit with their engine and drivetrain solutions.

•	The combination of the facilities, products and intellectual capital of the two organizations will result in a stronger combined company. This transaction will open the door to new opportunities for our product portfolio and pave the way for future growth. The combined organization will be a more significant competitor.

•	This is a complementary transaction. Both companies are focused on global trends in the powertrain marketplace and share product and technology synergies. Combining the two organizations will deliver substantial value to shareholders and customers.

•	BorgWarner specializes in original equipment and has an aftermarket business that they continue to grow. They will work with us to find the best ways to move our combined businesses forward in all markets.

•	BorgWarner appreciates the equity established in our flagship brands, Remy and Delco Remy, as well as the value of our newly acquired brands. They will continue those identities in the market segments where it is advantageous, and evaluate all segments carefully to maintain clarity of company, brand and product distinctions.

•	BorgWarner plans to grow our business through their broad, global customer base.

•	Our advanced electrification engineers have collaborated with BorgWarner teams for several years. We share cultural and business philosophies, a dedication to product leadership, and a vision for the future.

•	We understand that you are feeling both uncertainty and excitement. Integration will take time. The transaction requires regulatory and shareholder approval. Subject to the receipt of regulatory approvals, the approval of Remy’s stockholders and the satisfaction of other customary closing conditions, we expect to close in the fourth quarter. We must conduct business as usual, remain open-minded, and continue to communicate openly. We will keep all of you informed as the process evolves.

•	This transaction is a strategic decision to combine two companies with a shared vision and complementary products for the benefit of both.

BorgWarner

•	Focused on improving fuel economy, emissions and performance, and building business around them.

•	We strengthen their position in the spectrum of powertrain electrification.

•	By combining our facilities and intellectual capital, we can create future opportunities and product leadership in emerging technologies.

BorgWarner at a Glance

•	8.3 Billion in sales

•	22,000 Employees

•	Operations in 19 countries, 58 locations

•	Engine, transmission and powertrain products

•	Driven by fuel economy, emissions, performance

Cautionary Statements Regarding Forward-Looking Information

Some of the statements contained in the document above with respect to Remy International, Inc. (the “Company”) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby under the Private Securities Litigation Reform Act of 1995.

These statements include declarations regarding intents, beliefs, estimates and current expectations of the Company. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,” “intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue,” or the negative of such terms or other variations thereof or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such estimates, assumptions, risks, uncertainties and other factors include, but are not limited to, those related to (i) the likelihood that the transaction is consummated on a timely basis or at all, including whether government approvals sought in connection with the transaction will be obtained (or obtained within the time periods anticipated) and whether the other conditions required to complete the transaction will be met (or met within the time periods anticipated), (ii) whether the expected benefits of the transaction will be realized, (iii) the risk that, and uncertainty as to whether, costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, suppliers and other counterparties) related to the transaction may be greater than expected, and (iv) future financial results and liquidity, (v) development of new products and services, (vi) the effect of competitive products or pricing, (vii) the effect of commodity and raw material prices, (viii) the impact of supply chain cost management initiatives, (ix) restructuring risks, (x) customs duty claims, (xi) litigation uncertainties and warranty claims, (xii) conditions in the automotive industry, (xiii) foreign currency fluctuations, (xiv) costs related to re-sourcing and outsourcing products and (xv) the effect of economic conditions.

These forward-looking statements are also qualified by, and should be read together with the “Special note regarding forward-looking statements”, the “Risk Factors” and the other statements in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q, in each case as filed with the Securities and Exchange Commission (SEC) and available at www.sec.gov, and investors should refer to such risk factors and other statements in evaluating the forward-looking statements contained in the document above.

Any forward-looking statements speak only as to the date this Current Report on Form 8-K was filed with the SEC, and the Company does not undertake any obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events except as otherwise required by law. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Furthermore, it may not be possible for the Company to assess the impact of any such factor on its business (viewed independently or together) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by BorgWarner Inc. In connection with the proposed acquisition, the Company intends to file relevant materials with the SEC, including the Company’s proxy statement on Schedule 14A. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED

TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and Company stockholders will receive information at an appropriate time on how to obtain transaction-related documents for free from the Company. Such documents are not currently available.

Participants in Solicitation

The Company and its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of the Company’s common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available.